Exhibit 99.5

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF4 (the "Securities") to be issued by First Franklin Mortgage Loan Trust, Series 2004-FF4 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC., the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

First Franklin Mortgage Loan Trust, Series 2004-FF4
All records


All records

                                                                                                          Weighted
                                        % by                            Weighted   Weighted    Master      Average
                          Current      Current    Weighted   Weighted   Average    Average      & Sub      Stated      Remaining
FICO        Number of    Principal    Principal   Average    Average    Maximum    Minumum    Servicing   Remaining   Amortization
Score 1       Loans       Balance      Balance     Coupon     Margin      Rate       Rate        Fee        Term          Term
---------   ---------   -----------   ---------   --------   --------   --------   --------   ---------   ---------   ------------
531 - 540          24     3,501,466        0.54      7.361      6.033     13.578      7.578       0.500         346            327
541 - 550         163    21,890,918        3.38      7.630      6.103     13.673      7.673       0.500         351            336
551 - 560         161    22,351,902        3.45      7.342      5.846     13.392      7.392       0.500         353            338
561 - 570         232    32,425,614        5.00      7.288      6.089     13.340      7.340       0.500         353            338
571 - 580         239    36,028,123        5.56      7.098      5.748     13.127      7.127       0.500         353            340
581 - 590          47     9,295,320        1.43      6.939      5.534     12.988      6.988       0.500         357            314
591 - 600          75    14,402,371        2.22      6.883      5.654     12.870      6.870       0.500         355            313
601 - 610         156    28,697,011        4.43      6.457      4.959     12.266      6.266       0.500         356            314
611 - 620         179    33,804,852        5.21      6.420      4.809     12.262      6.262       0.500         355            315
621 - 630         295    59,710,747        9.21      6.602      5.089     12.491      6.491       0.500         352            321
631 - 640         183    40,947,003        6.32      6.236      4.680     12.107      6.107       0.500         356            317
641 - 650         185    44,715,157        6.90      6.244      4.593     12.165      6.165       0.500         357            315
651 - 660         158    40,214,078        6.20      6.211      4.515     12.136      6.136       0.500         356            317
661 - 670         159    39,180,436        6.04      6.147      4.356     11.994      5.994       0.500         356            320
671 - 680         133    34,608,926        5.34      6.157      4.344     12.009      6.009       0.500         356            318
681 - 690         135    37,856,096        5.84      5.968      4.301     11.859      5.859       0.500         356            322
691 - 700         105    27,554,216        4.25      6.058      4.371     11.971      5.971       0.500         355            320
701 - 710         126    27,507,151        4.24      6.160      4.232     12.031      6.031       0.500         355            326
711 - 720          64    15,171,980        2.34      5.982      4.391     11.937      5.937       0.500         355            325
721 - 730          70    18,040,710        2.78      6.106      4.351     12.075      6.075       0.500         358            326
731 - 740          56    15,695,733        2.42      5.956      4.162     11.869      5.869       0.500         357            327
741 - 750          45     9,832,757        1.52      6.373      4.432     12.204      6.204       0.500         357            321
751 - 760          41    11,305,646        1.74      5.891      4.235     11.837      5.837       0.500         354            322
761 - 770          36     9,314,680        1.44      5.757      3.876     11.552      5.552       0.500         353            312
771 - 780          17     4,849,883        0.75      6.126      4.433     12.016      6.016       0.500         357            327
781 - 790          20     5,371,387        0.83      6.242      4.059     11.919      5.919       0.500         357            334
791 - 800           8     2,395,016        0.37      5.308      3.493     11.068      5.068       0.500         357            318
801 - 810           5     1,163,740        0.18      7.307      4.787     13.434      7.434       0.500         357            357
811 - 820           2       439,412        0.07      8.051      4.875     14.250      8.250       0.500         358            358
            ---------   -----------   ---------   --------   --------   --------   --------   ---------   ---------   ------------
Total:          3,119   648,272,332      100.00      6.440      4.807     12.340      6.340       0.500         355            323
            =========   ===========   =========   ========   ========   ========   ========   =========   =========   ============

                                              Weighted
             Weighted   Weighted   Weighted   Average    Weighted
             Average    Average    Average     Months    Average             Average
FICO         Original   Initial     Percap       to      Original   FICO     Current
Score 1        Term       Cap        Cap        Roll       LTV      Score    Balance
---------    --------   --------   --------   --------   --------   -----   ----------
531 - 540         349      3.000      1.000         22      73.48     540   145,894.43
541 - 550         354      2.983      1.000         22      76.96     545   134,300.11
551 - 560         355      3.000      1.000         22      75.85     556   138,831.69
561 - 570         356      3.000      1.000         24      79.56     566   139,765.58
571 - 580         355      3.000      1.000         23      77.75     575   150,745.28
581 - 590         359      3.000      1.000         25      82.71     585   197,772.76
591 - 600         357      2.981      1.000         23      84.21     596   192,031.61
601 - 610         359      2.973      1.000         23      80.36     605   183,955.20
611 - 620         357      3.000      1.000         28      82.43     616   188,853.92
621 - 630         355      2.989      1.000         26      87.65     625   202,409.31
631 - 640         358      2.966      1.000         27      84.11     635   223,754.12
641 - 650         360      2.950      1.000         29      82.78     645   241,703.55
651 - 660         358      2.975      1.000         28      83.07     655   254,519.48
661 - 670         359      3.000      1.000         31      82.84     665   246,417.84
671 - 680         358      2.978      1.000         31      84.66     675   260,217.49
681 - 690         358      2.994      1.000         31      84.26     685   280,415.52
691 - 700         358      2.979      1.000         30      85.11     695   262,421.11
701 - 710         357      2.971      1.000         29      85.89     706   218,310.72
711 - 720         358      2.963      1.000         31      86.29     716   237,062.18
721 - 730         360      2.986      1.000         28      85.74     725   257,724.43
731 - 740         359      2.986      1.000         29      82.14     735   280,280.95
741 - 750         360      3.000      1.000         27      86.00     745   218,505.71
751 - 760         356      3.000      1.000         30      84.21     755   275,747.47
761 - 770         355      2.785      1.000         32      80.23     766   258,741.11
771 - 780         360      2.836      1.000         30      87.28     775   285,287.26
781 - 790         360      2.715      1.000         31      83.08     784   268,569.36
791 - 800         360      3.000      1.000         34      78.09     794   299,376.94
801 - 810         360      3.000      1.000         35      88.09     802   232,748.03
811 - 820         360      3.000      1.000         58      64.46     814   219,706.12
             --------   --------   --------   --------   --------   -----   ----------
Total:            357      2.978      1.000         27      82.93     647   207,846.21
             ========   ========   ========   ========   ========   =====   ==========